January 2013
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although
the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Corporate Profile
 Shares outstanding(1)……........ 93.3mm
 Institutional(2)……………..            ~54%
 Insider(2)……………………..             ~13%
 Market cap(3) ……………………... $204mm
 Bank debt net of cash(1)………. $131mm
 PV-10(4)……………………………….. 271mm
 EV/BOE(1,3,4)………………………….
 $11.85
(1) As of 9/30/12; production inclusive of Blue Eagle interest
(2) Per Thomson Reuters
(3) As of 12/31/12
(4) As of 6/30/12 inclusive of Blue Eagle interest and CANAXAS. Excludes Nordheim disposition. Uses 6/29/12 NYMEX flat pricing
(5) Based on mid year reserves excluding Nordheim and 3Q12 production annualized; inclusive of Blue Eagle
 Proved Reserves(4).…………..... 29.3mmboe
 % Oil/Liquids……………… ~56%
 % Proved developed….. ~50%
 % Operated PV-10……… ~94%
 Production(1).……………………… ~4,177boepd
 R/P Ratio(5)………………………….     19.2x
 2013E CAPEX………………………. $70mm
 NASDAQ: AXAS

Investment Thesis
 ➢ Exposure to “core” acreage in top U.S. oil resource plays
 ➢ Significant exposure to emerging NAM oil resource plays
Premier
Acreage
Value +
Growth
 ➢ Low decline legacy production
 ➢ “Manufacturing” model in repeatable resource plays leads to visible growth
Proven
Operator
 ➢ Company owned rig in Bakken = pad drilling = efficiency gains
 ➢ Deep technical and G&G staff
Oil
Weighted
 ➢ 53% crude oil and liquids weighted(1)
 ➢ Percentage likely to grow meaningfully given capital focus
(1) As of 06/30/12; production inclusive of Blue Eagle interest; excludes Nordheim

Business Plan - 2013
 ▪ FOCUS + DELEVER + GROW
 ▪ ReFOCUS Portfolio and CAPEX on Highest Returning Basins
 ▪ Currently: Williston, Eagle Ford, PRB, Permian
 ▪ DELEVER: Actively Pursue Divestitures
 ▪ Properties trading above internal assessment of fair value
 ▪ Lack of scale/high margin production
 ▪ Exemplified by recent transactions for ~$22mm
 ▪ Reduce leverage and maintain that profile
 ▪ Target Debt/EBITDA < 2.0x by YE13 (1)
 ▪ GROW: The Outcome of Sound Investment Decisions
 ▪ Bakken/TFS:
 ▪ Accelerate with company owned drilling rig
 ▪ Eagle Ford:
 ▪ Continuous drilling program
(1) Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

Low Risk Development
Focus On Four Core Positions in Premier Oil Resource Plays Predominately HBP
 ▪ Williston: 23,000+ net acres; Bakken, Three Forks
 ▪ Eagle Ford: 7,300+ net acres: Eagle Ford, Buda
 ▪ PRB: 17,000+ net acres; stacked potential
 ▪ Permian: 40,000+ net acres: conventional & stacked pay opportunities
Premier Positions in Emerging Oil Resource Plays
 ▪ Permian: 40,000+ net acres; exposure to numerous emerging plays
 ▪ Canada: 45,000+ net acres Duvernay/Pekisko
Low Risk Conventional Development
 ▪ Williston Basin: Red River/Duperow
 ▪ Permian Basin: Spires Ranch - hz Strawn
 ▪ Permian Basin: Delaware Basin - dry gas

Proved Reserves (MMBoe)(1):  29.3
• Proved Developed:  50%
• Liquids:   56%
• Operated (by PV10):  94%
Abraxas Petroleum Corporation
High Quality Assets
Alberta, Canada
(1) Net proved reserves as of June 30, 2012, including AXAS’ share of  Blue Eagle’s proved reserves, Canada; exclusive of Nordheim
Williston:
Bakken / Three Forks
PRB:
Niobrara, Turner
Midland/Eastern Shelf:
Emerging Cline, Wolfcamp
Eagle Ford Shale
CBP: Conventional
Delaware Basin:
Emerging Bone Spring, Wolfcamp
Rocky Mountain
Permian Basin
Gulf Coast
Canada
Pekisko
Eastern Shale
Basin: Duvernay

Reserve / Production Summary
Production(2) - 4,177 Boepd
(1) Net proved reserves as of June 30, 2012, including AXAS’ share of Blue Eagle’s proved reserves per the September 2012 dissolution and exclusive of Nordheim
(2) Daily net production for the quarter ended September 30, 2012, including AXAS’ share of Blue Eagle’s production
Production Mix

AXAS Production
(1) Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011, 41% in Q3 2011 and 35% in Q4 2011, Q1 2012 and Q2 2012)
Oil/NGL % 34% 35% 36% 39% 43% 44% 48%   48% 52% 53% 53%
Production Net to AXAS(1)
61% Liquids
Growth
Since 1Q10

(1) Proved, Probable PV-10 net of Nordheim divestiture. Proved, Probable, Possible PV-10 based off mid year internal reserves and 6/29/12 flat pricing
(2) Building, Rig & Other PP&E (workover rigs, misc equipment, etc) based off net book value
(3) Tax assessment of AXAS surface ownership in 162 acres Coke, TX; 613 acres Scurry, TX. Purchase price of AXAS 1,769 acres in San Patricio, TX; 12,178 acres Pecos, TX; 582 acres McKenzie, ND & Condos; 50 acres DeWitt, TX.
(4) Bank debt as of 9/30 less assumed $22mm in proceeds from Alberta Basin and Nordheim divestitures. WC Deficit as of 9/30 - excludes derivative assets and liabilities
Base NAV

2013 Capital Budget/Guidance
Project Area	Net Acres	2013 Drilling Program		2013 Net Capital ($MM)
		Gross	Net
Bakken / Three Forks	23,320	12.3	6.5	$47.7
Eagle Ford Shale	7,306	11.0	2.6	$21.6
PRB	17,800	0.0	0.0	$0.0
Permian Basin	41,131	2.0	1.9	$.7
Other	50,000+	0.0	0.0	$0.0
Total:	130,000+	25.3	11.0	$70.0
2013 Production Estimate: 4,900-5,200 BOEPD (21-28% growth)
•Variance due to timing of completions
•Does not take into effect the impact of any potential asset sales

AXAS Hedges
	2013	2014	2015	2016
OIL - weighted average price	$86.70	$94.05	$85.00	$84.00
% of 3Q Oil Production	~71%	~59%	~50%	~47%
$MM Revenue Protected	$42mm	$37mm	$29mm	$27mm

NYMEX-based fixed price swaps:

Bakken / Three Forks
County	McKenzie	Richland	Burke	Sheridan	Billings	Divide	Roosevelt	Williams	Stark	Dunn
Net Acres	5,535	5,551	3,255	2,261	1,879	1,442	1,367	1,239	563	123
Percent Operated	55%	30%	79%	0%	0%	0%	47%	0%	0%	0%
Net Bakken Locations (1)	17	17	10	7	6	5	4	4	0	1
Net TFS Locations(1)	17	17	10	7	6	5	4	4	2	1
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units;
▪ 109,658 Gross / 23,320 Net Acres
▪ ~100% held by production
▪ Drilling Inventory:
 ▪ D&M Risked/Identified:
 ▪ 409 Gross / 64 Net
▪ $34.0 MM budget
▪ Operated
 ▪ Pad-drilling
 ▪ Company owned rig
 ▪ 2013 to date:
 ▪ Drilling: 4 Gross (1.49 Net)
 ▪ Completing: 2 Gross (.98 Net)
▪ Non-operated wells
 ▪ 2013 to date:
 ▪ 4 Gross (.13 Net)

Operated Bakken - North Fork
North Fork
 ▪ 3,314 Net Acres
 ▪ D&M Risked Operated Locations:
 ▪ Drilled: 3 Gross / 2.1 Net
 ▪ Completing: 2 Gross / 1 Net
 ▪ Remaining: 26 Gross / 12 Net
Recent Operated Activity:
 ▪ Ravin 26-35 1H:
 ▪ Cum. production (25 mos): 130.6 Mboe
▪Stenehjem 27-34 1H:
 ▪ Cum. production (18 mos): 129.6 MBoe
▪Jore Federal 2-11 3H:
 ▪ Cum. production (2 mos): 24.3 MBoe
▪Ravin 26-35 2H:
 ▪ Completing
▪Ravin 26-35 3H:
 ▪ Completing
▪Lillibridge 1H, 2H, 3H & 4H:
 ▪ Drilling

Operated Bakken - Harding
Harding
 ▪ 2,886 Net Acres
 ▪ Richland, MT and McKenzie, ND Counties
 ▪ D&M Risked Operated Locations:
 ▪ Middle Bakken: 27 Gross / 8.2 Net
 ▪ Three Forks: TBD
Recent
Slawson
Activity
Current Non -
Op Available
for Swap

Bakken / Three Forks
Significant Long Term Investments:
▪Raven Drilling:
 ▪ 2000 HP walking rig
 ▪ Dedicated AXAS crew
 ▪ Company owned man camp
 ▪ Allows for significant efficiency gains
▪North Fork Water System
 ▪ Will service all North Fork wells
 ▪ Enables AXAS to achieve cost savings via
 centrally located frac pond & disposal well

Bakken / Three Forks

Eagle Ford Shale
 ▪ WyCross McMullen County:
 ▪ ~25% working interest
 ▪ 6,139 Gross / 1,035 Net
 ▪ Eagle Ford: Volatile Oil
▪ Jourdantan: Atascosa County
 ▪ 100% working interest
 ▪ ~4,467 Gross / 4,399 Net
 ▪ Eagle Ford/Buda: Oil
▪ Yoakum: DeWitt county
 ▪ 100% working interest
 ▪ 2,097 Gross / 1,908 Net
 ▪ Eagle Ford: Dry Gas
▪ Planned Activity:
 ▪ Continuous drilling program
▪ Economics (WyCross):
 ▪ EUR 575mmboe
 ▪ $8.0mm D&C

Eagle Ford Shale - Core Area
WyCross
▪Core of the volatile oil window
▪6,389 Gross / 1,035 Net
▪Locations (assuming 80s)
 ▪ 80 Gross / 20 Net
Recent Operated Activity
▪Cobra 1H
 ▪ Cum. production (10 mos): 136.8 MBoe
 ▪ 92% Oil / NGLs
▪Cobra B 1H
 ▪ Cum. production (1 mos): 17.7 MBoe
 ▪ 96% Oil / NGLs
▪Mustang 1H
 ▪ On production
▪Corvette C 1H
 ▪ Completing
▪Gran Torino A 1H
 ▪ Drilling

Eagle Ford - WyCross

PRB - Stacked Pay Opportunities
Converse / Niobrara Counties, Wyoming
▪ Gross / Net Acres:
 ▪ 20,720 / 17,800
 ▪ Primarily in Converse and Niobrara
 Counties
 ▪ ~2,100 net acres in Campbell County
 ▪ ~90% held by production
▪ Historical Activity:
 ▪ 13 wells (2000 - 2011)
  (8 horizontal / 5 vertical)
▪ Recent Activity:
 ▪ Hedgehog State 16-2H (Crossbow)
 ▪ Cum (9 months): 96.2 MBoe
 ▪ 49% Oil / NGLs

Brooks Draw:
Sage Grouse 3H:
(Cum Oil 25 MBbl / 50 MBbl EUR)
Prairie Falcon 3H (Niobrara)
Recent Industry Activity:
74 Permits
8 Completions
Porcupine Field:
Hedgehog State 16-2H (Turner)

PRB - Hedgehog State 16 - 2H

Permian Basin - Spires Ranch

▪ 5,600 Gross / Net Acres
▪ Recent Activity:
 ▪ Spires 89-1H
 ▪ Cum. Prod (3 mos): 10.9 mboe
 ▪ 88% oil; 7% NGLs
▪ Economics:
 ▪ D&C Cost: $1.8 MM
 ▪ EUR: 145 MBoe
 ▪ 54% Oil / NGLs
AXAS owns 100% working interest in Spires Ranch leasehold
5,600 net acres
Nolan
County
Spires 89-1H

Permian Basin - Emerging Hz
Spires Ranch (Nolan County)
▪Monitoring industry activity
▪Geologic evaluation
▪Logged shales through Spires 89 1H
Millican Reef (Coke County)
▪Monitoring industry activity
▪Geologic evaluation

Canada - Duvernay
Duvernay :
 ▪ Net Acres: 42,880 (100% WI)
 ▪ Crown: 32 Sections; five year leases
 ▪ Farm-out/option: 35 Sections; three year term
 ▪ Represents a continuous, self sourced resource contained in a shaley organic rich low permeability reservoir
 ▪ Shale assessment and productivity expectations developed
 based on a review of analogues (i.e. Eagle Ford, Kaybob,
 Pembina/ Willesden Green)
 ▪ All critical shale parameters point to the Duvernay being an excellent source and reservoir rock
 ▪ Available rock and completion data point to Canaxas lands containing volatile oil hydrocarbons in place
Planned Activity:
 ▪ Drill vertical pressure test
 ▪ Actively marketing for JV/sale with Pekisko (~120 boepd) as a commingled package
Alberta, Canada: Eastern Shale Basin
Recently Drilled
Neighboring Well

Canada - Duvernay

Canada - Duvernay

Near-Term Drilling Catalysts

Scheduled IP Month	Formation	Basin/Field/Well	AXAS WI	30 Day IP	Mos Production	Cum Prod	Notes

Williston Basin
April 2013	Bakken/TFS	Lillibridge 1H-4H	37%	NA	NA	NA	PAD Development Drilling
January 2013	Bakken	Ravin 26-35 2H	49%	NA	NA	NA	Completing
February 2013	Bakken	Ravin 26-35 3H	49%	NA	NA	NA	Completing
October 2012	TFS	Jore Fed 02-11 3H	76%	510	2	24.3

PRB
April 2012	Turner	Hedgehog State 16.2H	100%	442	9	96.2

Eagle Ford
February 2013	Eagleford	Gran Torino A 1H	19%	NA	NA	NA	Drilling
January 2013	Eagleford	Corvette C 1H	25%	NA	NA	NA	Completing
December 2012	Eagleford	Mustang 1H	19%	NA	NA	NA	On Production
November 2012	Eagleford	Cobra B 1H	25%	592	1	17.7
March 2012	Eagleford	Cobra 1H	25%	957	10	136.8

Permian Basin
September 2012	Strawn	Spires Ranch 89 1H	100%	195	3	10.9

Scheduled IP Month	Formation	Basin/Field/Well	Gross/Net	30 Day IP	Mos Production	Cum Prod	Notes
Williston Basin
2013	Bakken/TFS	Various	0/0	NA	NA	NA	Various operators; online to date
2013	Bakken/TFS	Various	2/.05	NA	NA	NA	Various operators; w/o completion
2013	Bakken/TFS	Various	2/.08	NA	NA	NA	Various operators; w/o drilling rig

NASDAQ: AXAS